UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        December 23, 2004
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)



               Delaware                     000-50990           13-3894120
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    (State or other jurisdiction or      Commission File      (IRS Employer
            incorporation)                   Number:       Identification No.)

                 120 Broadway, 14th Floor, New York, NY              10271
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                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code           (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2004 Tower Group, Inc. (the "Company") participated in the second of two $13 million trust preferred placements for Tower Group, Inc. in December 2004 of floating rate capital securities (the "Trust Preferred Securities") issued by Tower Group Statutory Trust IV (the "Trust"), an affiliated Delaware trust formed in December of 2004. The Trust Preferred Securities mature in December 2034, are redeemable at the Company's option at par beginning December 21, 2009, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions are at a variable rate that resets quarterly for changes in the three-month London Interbank Offered Rate ("LIBOR") rate plus 340 basis points. The Trust simultaneously issued 403 of the Trust's common securities to the Company for a purchase price of $403,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase for $13,000,000 a Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 in the principal amount of $13,000,000 issued by the Company. The net proceeds to the Company from the sale of the Debenture to the Trust will be used by the Company, along with the net cash proceeds from an earlier placement of trust preferred securities, to acquire and capitalize a shell insurance company with multi-state licensing and for working capital purposes. There is no assurance that the acquisition of a shell insurance company will be completed.

The Debenture was issued pursuant to an Indenture dated December 21, 2004, by and between the Company and JPMorgan Chase Bank, National Association, as trustee. The terms of the Debenture are substantially the same as the terms of the Trust Preferred Securities. The interest payments by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Debenture (and thus a like amount of the Preferred Trust Securities) after December 21, 2009. If the Company redeems any amount of its Debenture, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated December 21, 2004, by and among JPMorgan Chase Bank, National Association, as Institutional Trustee; Chase Manhattan Bank USA, National Association, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth. The Company, as the sole holder of the Trust's Common Securities, controls the election of the trustee and administrators. Under the terms of the Trust Preferred Securities, an event of default may occur upon:

o non-payment of interest on the Trust Preferred Securities, unless such non-payment is due to a valid extension of an interest payment period;
o non-payment of all of any part of the principal of the Trust Preferred Securities;
o the Company's failure to comply with the covenants or other provisions of the indentures or the Trust Preferred Securities; or
o    bankruptcy or liquidation of the Company or of the Trust.

Pursuant to a Guarantee Agreement dated December 21, 2004, by and between Tower Group, Inc. and JPMorgan Chase Bank, National Association, Tower has agreed to guarantee the payment of distributions and payments on liquidation or redemption of the Trust Preferred Securities, but only in each case to the extent of funds held by the Trust. The obligations of the Company under the Guarantee Agreement and the Trust Preferred Securities are subordinate to all of the Company 's senior and subordinated debt.

The offering of the Trust Preferred Securities was conducted pursuant to a Placement Agreement dated December 17, 2004 between the Company and Cohen Bros. & Company. The placement agent received a commission of 1.75 percent of the principal amount of the Debenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

          See Item 1.01


Item 7.01 Regulation FD Disclosure

                    On December 21, 2004, the Company announced the closing of the placement of the Trust Preferred Securities and issuance of the Debenture. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 - Financial Statements and Exhibits

         (c )     The following exhibits are filed as part of this report.



Number                                      Description
------                                      -----------

10.01 Placement Agreement between the Company and Cohen Bros. & Company as placement agent.
10.02 Guarantee Agreement dated December 21, 2004, by and between Tower Group, Inc. and JPMorgan Chase Bank, National Association.
10.03 Indenture between Tower Group, Inc. and JPMorgan Chase Bank, National Association, as Trustee, dated December 21, 2004
10.04 Amended and Restated Declaration of Trust, dated December 21, 2004, by and among JPMorgan Chase Bank, National Association, as Institutional Trustee; Chase Manhattan Bank USA, National Association, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth.
10.05 Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 issued by Tower Group, Inc. dated December 21, 2004
10.06 Capital Securities Certificate dated December 21, 2004.
10.07 Common Securities Certificate dated December 21, 2004
10.08 Subscription Agreement executed by Merrill Lynch International, dated December 21, 2004.
99.1 Copy of press release issued by Tower Group, Inc, dated December 21, 2004

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Tower Group, Inc.
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Date      December 23, 2004
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                                   /s/ Steven G. Fauth
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                                   Steven G.
                                   Fauth
                                   SVP, General Counsel



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                                INDEX TO EXHIBITS

Number                                      Description
------                                      -----------

10.01 Placement Agreement between the Company and Cohen Bros. & Company as placement agent.
10.02 Guarantee Agreement dated December 21, 2004, by and between Tower Group, Inc. and JPMorgan Chase Bank, National Association.
10.03 Indenture between Tower Group, Inc. and JPMorgan Chase Bank, National Association, as Trustee, dated December 21, 2004
10.04 Amended and Restated Declaration of Trust, dated December 21, 2004, by and among JPMorgan Chase Bank, National Association, as Institutional Trustee; Chase Manhattan Bank USA, National Association, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth.
10.05 Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 issued by Tower Group, Inc. dated December 21, 2004
10.06 Capital Securities Certificate dated December 21, 2004.
10.07 Common Securities Certificate dated December 21, 2004
10.08 Subscription Agreement executed by Merrill Lynch International, dated December 21, 2004.
99.1 Copy of press release issued by Tower Group, Inc, dated December 21, 2004